                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                February, 1996

                      CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                      TRUST ACCOUNT #13210501
                      REMITTANCE DATE: 3/15/96

                                                  Total $         Per $1,000
                                                   Amount         Original
                                               --------------     ------------
Class A Certificates
- --------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                            $7,362,068.46
                                                -------------

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                          0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                               0.00

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(5.50%)          5.50%
           b. Class A-1 Interest                   825,000.00       6.87500000
                                                   ----------       ----------
           c. Class A-2 Remittance Rate(5.85%)          5.85%
           d. Class A-2 Interest                   365,625.00       7.31250000
                                                   ----------       ----------
           e. Class A-3 Remittance Rate(6.20%)          6.20%
           f. Class A-3 Interest                   271,250.00       7.75000000
                                                   ----------       ----------
           g. Class A-4 Remittance Rate(6.50%)          6.50%
           h. Class A-4 Interest                   406,250.00       8.12500000
                                                   ----------       ----------
           i. Class A-5 Remittance Rate(7.00%)          7.00%
           j. Class A-5 Interest                   664,562.50       8.75000000
                                                   ----------       ----------

      (3)  Amount applied to:
           a. Unpaid Class A Interest
               Shortfall                                  .00              .00

      (4)  Remaining:
           a. Unpaid Class A Interest
               Shortfall                                  .00              .00

B.    Principal
      (5)  Formula Principal Distribution
            Amount                               4,230,993.72              N/A
           a. Scheduled Principal                  334,724.54              N/A
           b. Principal Prepayments              3,896,269.18              N/A
           c. Liquidated Contracts                        .00              N/A
           d. Repurchases                                 .00              N/A
      (6)  Pool Scheduled Principal
            Balance                            394,535,759.28     989.38980322
     (6a)  Pool Factor                              .98938980

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                February, 1996

                      CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                      TRUST ACCOUNT #13210501
                      REMITTANCE DATE: 3/15/96


      (7)  Unpaid Class A Principal Shortfall
           (if any) following prior Remittance
           Date                                           .00

      (8)  Class A Percentage for such Remittance
           Date                                         92.00%

      (9)  Class A Percentage for the following
            Remittance Date                             91.91%

     (10)  Class A Principal Distribution:
           a. Class A-1                          4,230,993.72      35.25828100
           b. Class A-2                                   .00              .00
           c. Class A-3                                   .00              .00
           d. Class A-4                                   .00              .00
           e. Class A-5                                   .00              .00

     (11)  Class A-1 Principal Balance         115,769,006.28     964.74171900
    (11a)  Class A-1 Pool Factor                    .96474172

     (12)  Class A-2 Principal Balance          50,000,000.00     1000.0000000
    (12a)  Class A-2 Pool Factor                   1.00000000

     (13)  Class A-3 Principal Balance          35,000,000.00     1000.0000000
    (13a)  Class A-3 Pool Factor                   1.00000000

     (14)  Class A-4 Principal Balance          50,000,000.00     1000.0000000
    (14a)  Class A-4 Pool Factor                   1.00000000

     (15)  Class A-5 Principal Balance          75,950,000.00     1000.0000000
    (15a)  Class A-5 Pool Factor                   1.00000000

     (16)  Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                           .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

     (17)  31-59 days                              888,848.29               23

     (18)  60 days or more                         230,725.84                4

     (19)  Current Month Repossessions                    .00                0

     (20)  Repossession Inventory                         .00                0

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                February, 1996

                      CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                      TRUST ACCOUNT #13210501
                      REMITTANCE DATE: 3/15/96

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                  .06%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                     .02%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                  .23%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                     .07%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from February 1, 2000 to
         January 31, 2001, 6.5% from February 1, 2001 to
         January 31, 2002, 8.5% from February 1, 2002 to
         January 31, 2003 and 9.5% thereafter)                              0%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                               0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                              0%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                                  17.01%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                February, 1996

                      CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                      TRUST ACCOUNT #13210501
                      REMITTANCE DATE: 3/15/96

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance Date
         greater than $7,975,335.00                                       .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                                 8.00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT       CUSIP#'S 393505LF7
                                February, 1996       TRUST ACCOUNT #13210501
                                   Page 5            REMITTANCE DATE: 3/15/96


                                                  Total $          Per $1,000
                                                   Amount           Original
                                               --------------     ------------
CLASS M1 CERTIFICATES
- ---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                               598,387.24
                                                   ----------

A.    Interest
(28) Aggregate interest
     a. Class M-1 Remittance Rate (7.00%,
         unless Weighted Average Contract
         Rate is below 7.00%)                           7.00%
     b. Class M-1 Interest                         314,125.00       8.75000000
                                                   ----------       ----------

(29) Amount applied to Class M-1 Interest
      Deficiency Amount                                   .00                0

(30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                   .00                0

(31) Amount Applied to:
     a. Unpaid Class M-1 Interest Shortfall               .00                0

(32) Remaining:
     a. Unpaid Class M-1 Interest Shortfall               .00                0

B.   Principal
(33) Formula Principal Distribution Amount
     a. Scheduled Principal                               .00              N/A
     b. Principal Prepayments                             .00              N/A
     c. Liquidated Contracts                              .00              N/A
     d. Repurchases                                       .00              N/A

(34) Class M-1 Principal Balance                35,900,000.00    1000.00000000
(34a) Class M-1 Pool Factor                        1.00000000

(35) Class M-1 Percentage for such Remittance
     Date                                                .00%

(36) Class M-1 Percentage for the following
     Remittance Date                                     .00%

(37) Class M-1 Principal Distribution:
     a. Class M-1 (current)                               .00       0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance
        Date                                              .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                February, 1996     CUSIP#'S 393505LG5,LH3
                                                   REMITTANCE DATE: 3/15/96


                                                  Total $          Per $1,000
                                                   Amount           Original
                                               --------------     ------------
Class B1 Certificates
- ---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution Amount (including
       Monthly Servicing Fee)                     284,262.24
                                                  ----------

  (2)  Class B-1 Remittance Rate (6.95% unless
       Weighted Average Contract Rate is
       below 6.95%)                                     6.95%

  (3)  Aggregate Class B1 Interest                138,565.62       8.68749969
                                                  ----------       ----------

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                              .00              .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                 .00              .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                  .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                  .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date           .00

 (8a)  Class B Percentage for such Remittance Date        .00

 (8b)  Class B Percentage for the following
       Remittance Date                                    .00

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)             .00

(10a)  Class B1 Principal Shortfall                       .00

(10b)  Unpaid Class B1 Principal Shortfall                .00

 (11)  Class B Principal Balance                31,916,753.00

 (12)  Class B1 Principal Balance               15,950,000.00

Class B2 Certificates
- ---------------------
 (13)  Remaining Amount Available                  145,696.62
                                                   ----------

 (14)  Class B-2 Remittance Rate (7.30%
       unless Weighted Average Contract
       Rate is less than 7.30%)                         7.30%

 (15)  Aggregate Class B2 Interest                 145,696.62       9.12499993
                                                   ----------       ----------

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                February, 1996        CUSIP#'S 393505LG5,LG3
                                                      REMITTANCE DATE: 3/15/96


                                                  Total $          Per $1,000
                                                   Amount           Original
                                               --------------     ------------
(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                               .00              .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                  .00              .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                                .00

(19)  Class B2 Principal Liquidation Loss Amount          .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                .00

(21)  Guarantee Payment                                   .00

(22)  Class B2 Principal Balance                15,966,753.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                    .00

(24)  Class C Residual Payment                            .00

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                     .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                     .00

(27)  Repossessed Contracts                               .00

(28)  Repossessed Contracts Remaining
      in Inventory                                        .00

(29)  Weighted Average Contract Rate                  9.77338